UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2022

Commission File Number of depositor: 333-228394-02
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-228394
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-228394-01
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of Series 2022-1 Notes

On April 21, 2022, Barclays Dryrock Issuance Trust (the “Trust”) entered into the Series 2022-1 Indenture Supplement (the “Series 2022-1 Indenture Supplement”), between the Trust and U.S. Bank National Association, as indenture trustee, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, pursuant to which the Trust issued $725,000,000 of Series 2022-1 Class A Asset Backed Notes (the “Class A Notes”) and $159,147,000 of Series 2022-1 Class B Asset Backed Notes (the “Class B Notes”), as described in a Prospectus dated April 13, 2022 (the “Prospectus”).

Use of Proceeds – Series 2022-1 Notes

The public offering of the Class A Notes was made under the registration statement on Form SF-3 (File No. 333-228394, File No. 333-228394-01 and File No. 333-228394-02) filed with the Securities and Exchange Commission on November 15, 2018 and declared effective on May 14, 2019 (the “Registration Statement”).

The public offering of the Class A Notes terminated on April 21, 2022 upon the sale of all of the Class A Notes. The depositor retained all of the Class B Notes. The underwriters of the Class A Notes were Barclays Capital Inc., BMO Capital Markets Corp., Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC. No underwriting discount was paid to the underwriters with respect to the Class B Notes.

During the period from the effective date of the Registration Statement through the date of this report, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $1,812,500. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Trust before expenses for the Class A Notes are $723,035,395. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Trust, after deduction of expenses, are reasonably estimated to be $722,285,395. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust, or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to Barclays Dryrock Funding LLC, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Barclays Bank Delaware (the “Bank”), an affiliate of Barclays Dryrock Funding LLC, and for general corporate purposes of Barclays Dryrock Funding LLC, including, but not limited to, the repayment of amounts owed to the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits: The following is filed as an Exhibit to this Report:

Exhibit Number	Description
4.1	Series 2022-1 Indenture Supplement, dated as of April 21, 2022, between Barclays Dryrock Issuance Trust and U.S. Bank National Association, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By: /s/ Danielle Manley
Name: Danielle Manley
Title: President and Chief Executive Officer

April 26, 2022